EXHIBIT 1



     Modified Amended Disclosure Statement Regarding Debtors' Modified Amended Consolidated Plan of Reorganization and exhibits thereto incorporated by reference to Lone Star Industries, Inc. Form T-3 filed 14 January, 1994, File Number 1.022-22175; except for Exhibit J to said Modified Amendment Disclosure Statement which is incorporated by reference to Lone Star Industries, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1992, and Exhibit K to said Modified Amended Disclosure Statement which is incorporated by reference to Lone Star Industries, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 1993 filed 12 August 1993, File Number 1.001-06124.
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                              EXHIBIT 2




     Modification of Debtors' Plan of Reorganization.